UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 21, 2005
LIN TV Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
LIN Television Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island	02906

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (401) 454-2880

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
LIN TV Corp., a Delaware corporation, and its wholly owned subsidiary, LIN Television Corporation, a Delaware corporation (“LIN Television”), are jointly filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission LIN TV’s press release dated September 21, 2005 announcing that LIN Television plans to issue, pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended, $175 million aggregate principal amount of Senior Subordinated Notes due 2015 (the “Notes Offering”).
A copy of the press release relating to the announcement of the Notes Offering is attached to this current report on Form 8-K as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 21, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIN TV Corp.
Date: September 21, 2005	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller

LIN Television Corporation
Date: September 21, 2005	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 21, 2005.